Exhibit 99.1

Cash America Announces Third Quarter Net Income up 25% and Dividend Declared

FORT WORTH, Texas--(BUSINESS WIRE)--October 20, 2011--Cash America International, Inc. (NYSE: CSH) announced today that consolidated net income attributable to the Company for the third quarter of 2011 increased 25% to $34,777,000 ($1.08 per share) compared to the third quarter of 2010 which was $27,908,000 (90 cents per share). The earnings growth was achieved through a balanced contribution between growth in revenue from pawn related activities and consumer loan revenues as consolidated total revenue increased 21% during the third quarter of 2011 to $387.9 million, up from $319.4 million during the same period in 2010.

Consolidated net revenue also increased 21% to $235.4 million, with pawn loan fees and profit on the disposition of merchandise providing 56% of the increase while posting a 21% improvement year over year in pawn related net revenue to $130.0 million. Consumer loan fees, net of the loss provision expense, were up 22% to $102.4 million due to significant growth and a higher percentage of net revenue coming from consumer loans originated in foreign markets. Consolidated income from operations for the Company increased 25%, to $63.2 million in the third quarter of 2011 compared to $50.4 million for the same period in 2010.

The Company’s Retail Services segment posted higher revenue and earnings in the third quarter of 2011 primarily due to the performance of its domestic pawn lending business. Higher revenue from pawn loans led the Company’s U.S. based Retail Services segment to post a 20% increase in income from operations, which reached $42.5 million during the third quarter of 2011. Consolidated pawn loan balances were $244.4 million in the third quarter of 2011, up 25% from the same period in 2010. Net revenue from the Company’s E-Commerce segment increased 30% in the third quarter of 2011 compared to the same period in 2010 to $77.6 million mainly due to a 152% increase in foreign E-Commerce net revenue, which reached $35.7 million and amounted to 46% of the total E-Commerce net revenue for the period.

For the nine-month period ended September 30, 2011, Cash America reported a 21% increase in net income to $98,136,000 ($3.07 per share) compared to $80,830,000 ($2.56 per share) for the same period in 2010. Total revenue increased 17% to $1,077.4 million for the nine-month period ended September 30, 2011, up from $924.5 million for the same period in 2010.

Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer of the Company said, “The third quarter results were achieved with solid contributions from each of our lending businesses by the continued growth in loan demand for both our pawn and consumer loan products.”

Cash America will conduct a conference call to discuss its third quarter earnings on Thursday, October 20, 2011 at 7:00 AM CDT. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on November 16, 2011 to shareholders of record on November 2, 2011.

Expectations for the remainder of fiscal 2011 will be impacted by earning asset levels based on customer demand for credit products and by customer demand for the sale of merchandise in pawn lending locations during the seasonally important holiday selling season. The fourth quarter represents an important period of retail sales for the Company, and results will be affected by consumer sentiments during the period.

On September 15, 2011, the Company’s wholly-owned subsidiary, Enova International, Inc., which comprises the Company’s E-commerce segment, filed a registration statement on Form S-1 with the Securities and Exchange Commission in connection with a proposed initial public offering of Enova common stock by the Company and Enova. The registration statement has not yet become effective which restricts the Company from issuing earnings guidance for the remainder of 2011 or 2012 at this time and from commenting on, or updating, previously issued guidance.

About the Company

As of September 30, 2011, Cash America International, Inc. had 1,083 total locations offering specialty financial services to consumers, which include 782 lending locations (including nine unconsolidated franchised locations) operating in 23 states in the United States under the names “Cash America Pawn,” “SuperPawn,” “Maxit,” “Pawn X-Change,” “Cash America Payday Advance,” and “Cashland,” and 186 pawn lending locations, of which the Company is a majority owner, operating in 21 jurisdictions in central and southern Mexico under the name “Prenda Fácil.” The Company also operated 109 unconsolidated franchised and six Company-owned check cashing centers operating in 18 states in the United States under the name “Mr. Payroll” as of September 30, 2011. Additionally, as of September 30, 2011, the Company offered consumer loans over the Internet to customers in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk and http://www.poundstopocket.co.uk, in Australia at http://www.dollarsdirect.com.au, and in Canada at http://www.dollarsdirect.ca.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.dollarsdirect.com.au
http://www.enovainternational.com	http://www.dollarsdirect.ca
http://www.cashnetusa.com	http://www.goldpromise.com
http://www.cashlandloans.com	http://www.mrpayroll.com
http://www.quickquid.co.uk	http://www.primaryinnovations.net
http://www.poundstopocket.co.uk

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer loan, tax and other domestic and foreign laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products, the continued acceptance of the online distribution channel by the Company’s online loan customers, the actions of third parties who provide, acquire or offer products and services to, from or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new locations in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems, the effect of any current or future litigation proceedings on the Company, the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates, risks related to the Company’s previously-announced proposed initial public offering of common stock of Enova International, Inc. (“Enova”), and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

The registration statement on Form S-1 that was filed with the Securities and Exchange Commission by the Company’s wholly-owned subsidiary, Enova, has not yet become effective. The completion of the offering of common stock of Enova is subject to numerous conditions, including market conditions, and the Company can provide no assurance that it will be successfully completed. The securities offered under Enova’s registration statement may not be sold, nor may offers to buy be accepted prior to the time that the registration statement becomes effective. The information contained in this press release with respect to the offering shall not constitute an offer to sell or a solicitation of an offer to buy these securities.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Consolidated Operations:
Total revenue	$387,893	$319,360	$1,077,350	$924,503
Net revenue	235,454	194,428	661,430	560,382
Total operating expenses	172,289	144,069	485,213	414,446

Income from operations	$63,165	$50,359	$176,217	$145,936

Income before income taxes	55,503	44,886	156,838	129,585

Net Income	$34,529	$27,478	$97,561	$80,440

Net loss attributable to the noncontrolling interest	248	430	$575	$390

Net Income Attributable to Cash America International, Inc.	$34,777	$27,908	$98,136	$80,830

Earnings per share:

Net Income attributable to Cash America International, Inc. common shareholders:

Basic	$1.18	$0.95	$3.31	$2.73
Diluted	$1.08	$0.90	$3.07	$2.56

Weighted average shares:
Basic	29,535	29,462	29,626	29,601
Diluted	32,248	31,038	31,969	31,598

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	September 30,		December 31,
	2011	2010	2010

Assets
Current assets:
Cash and cash equivalents	$54,364	$52,427	$38,324
Pawn loans	244,441	196,278	218,408
Consumer loans, net	191,642	129,480	139,377
Merchandise held for disposition, net	156,806	120,244	124,399
Pawn loan fees and service charges receivable	45,066	37,593	41,216
Prepaid expenses and other assets	41,654	48,066	32,490
Deferred tax assets	29,070	28,872	28,016
Total current assets	763,043	612,960	622,230
Property and equipment, net	236,325	203,409	222,320
Goodwill	538,169	515,345	543,324
Intangible assets, net	26,668	24,939	31,188
Other assets	13,948	6,897	8,124
Total assets	$1,578,153	$1,363,550	$1,427,186

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$95,574	$94,543	$96,465
Customer deposits	10,588	9,619	9,146
Income taxes currently payable	10,520	8,746	888
Current portion of long-term debt	21,856	25,493	24,433
Total current liabilities	138,538	138,401	130,932
Deferred tax liabilities	88,980	50,156	56,792
Noncurrent income tax payable	2,343	2,275	2,408
Other liabilities	1,522	9,005	2,052
Long-term debt	470,124	405,233	432,271
Total liabilities	$701,507	$605,070	$624,455

Equity:
Cash America International, Inc. equity:
Common stock, $0.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	167,193	165,473	165,658
Retained earnings	739,256	610,545	644,208
Accumulated other comprehensive (loss) income	(2,352)	6,433	4,797
Treasury shares, at cost (982,735 shares, 1,060,326 shares and 685,315 shares at September 30, 2011 and 2010, and at December 31, 2010, respectively)	(35,752)	(33,097)	(21,283)
Total Cash America International, Inc. shareholders' equity	871,369	752,378	796,404
Noncontrolling interest	5,277	6,102	6,327
Total equity	876,646	758,480	802,731
Total liabilities and equity	$1,578,153	$1,363,550	$1,427,186

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Revenue
Pawn loan fees and service charges	$77,053	$63,968	$212,290	$181,756
Proceeds from disposition of merchandise	144,821	116,998	435,775	372,731
Consumer loan fees	162,981	134,869	418,522	359,176
Other	3,038	3,525	10,763	10,840
Total Revenue	387,893	319,360	1,077,350	924,503
Cost of Revenue
Disposed merchandise	91,863	73,796	270,715	234,158
Consumer loan loss provision	60,576	51,136	145,205	129,963
Total Cost of Revenue	152,439	124,932	415,920	364,121

Net Revenue	235,454	194,428	661,430	560,382
Expenses
Operations	124,522	105,809	352,999	304,259
Administration	32,917	27,838	92,614	78,832
Depreciation and amortization	14,850	10,422	39,600	31,355
Total Expenses	172,289	144,069	485,213	414,446
Income from Operations	63,165	50,359	176,217	145,936
Interest expense	(6,865)	(5,647)	(18,307)	(16,510)
Interest income	14	161	56	320
Foreign currency transaction (loss) gain	(777)	74	(1,058)	(100)
Equity in loss of unconsolidated subsidiary	(34)	(61)	(70)	(61)
Income before Income Taxes	55,503	44,886	156,838	129,585
Provision for income taxes	20,974	17,408	59,277	49,145
Net Income	34,529	27,478	97,561	80,440
Net loss attributable to the noncontrolling interest	248	430	575	390
Net Income Attributable to Cash America International, Inc.	$34,777	$27,908	$98,136	$80,830
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders:
Basic	$1.18	$0.95	$3.31	$2.73
Diluted	$1.08	$0.90	$3.07	$2.56
Weighted average common shares outstanding:
Basic	29,535	29,462	29,626	29,601
Diluted	32,248	31,038	31,969	31,598
Dividends declared per common share	$0.035	$0.035	$0.105	$0.105

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
PAWN OPERATIONS - FINANCIAL AND OPERATING DATA
(in thousands, except per share data)

The following table outlines certain data related to the Company’s pawn loan activities as of and for the three and nine months ended September 30, 2011 and 2010.

	2011				2010
	Domestic	Foreign		Total	Domestic	Foreign		Total
As of September 30,
Ending pawn loan balances	$225,921	$18,520		$244,441	$175,880	$20,398		$196,278
Ending merchandise balance, net	$156,806	$-	(a)	$156,806	$120,244	$-	(a)	$120,244

Three Months Ended September 30,
Pawn loan fees and service charges	$69,025	$8,028		$77,053	$56,638	$7,330		$63,968
Average pawn loan balance outstanding	$218,607	$20,619		$239,226	$170,703	$21,013		$191,716
Amount of pawn loans written and renewed	$240,062	$34,084		$274,146	$181,665	$20,418		$202,083
Annualized yield on pawn loans	125.3%	107.5%	(a)	123.1%	131.6%	105.2%	(a)	127.9%
Gross profit margin on disposition of merchandise	36.6%	-	(a)	36.6%	36.9%	-	(a)	36.9%
Merchandise turnover	2.6	-	(a)	2.6	2.6	-	(a)	2.6

	2011				2010
Nine Months Ended September 30,	Domestic	Foreign		Total	Domestic	Foreign		Total
Pawn loan fees and service charges	$190,409	$21,881		$212,290	$158,580	$23,176		$181,756
Average pawn loan balance outstanding	$197,316	$21,645		$218,961	$157,343	$22,286		$179,629
Amount of pawn loans written and renewed	$641,260	$80,483		$721,743	$491,602	$66,398		$558,000
Annualized yield on pawn loans	129.0%	101.5%	(a)	114.6%	134.8%	112.8%	(a)	117.3%
Gross profit margin on disposition of merchandise	37.9%	-	(a)	37.9%	37.2%	-	(a)	37.2%
Merchandise turnover	2.8	-	(a)	2.8	2.9	-	(a)	2.9

(a)	With respect to the Company’s foreign pawn operations, the annualized yield on pawn loans is calculated using the average pawn loan balance outstanding in the table above, plus the average collateral underlying unredeemed pawn loans of $9,002 and $6,618 for the three months ended September 30, 2011 and 2010, respectively, and $7,175 and $5,180 for the nine months ended September 30, 2011 and 2010, respectively. Collateral underlying unredeemed pawn loans will be sold to settle the obligations owed by the customer but are not owned by the Company; therefore, profit on the disposition of this collateral is recorded as pawn loan fees and service charges in the Company’s consolidated statements of operations.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
MERCHANDISE DISPOSITION, GROSS PROFIT AND INVENTORY OPERATING DATA
(in thousands)

Profit from the disposition of merchandise represents the proceeds received from the disposition of merchandise in excess of the cost of disposed merchandise. Retail sales include the sale of jewelry and general merchandise direct to consumers through any of the Company’s retail services locations or the internet. Commercial sales include the sale of refined gold, platinum and diamonds to refiners, brokers or manufacturers. The following table summarizes the proceeds from the disposition of merchandise and the related profit for the three and nine months ended September 30, 2011 and 2010.

	Three Months Ended September 30,
	2011			2010

	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$76,101	$68,720	$144,821	$64,578	$52,420	$116,998
Gross profit on disposition	$29,936	$23,022	$52,958	$26,203	$16,999	$43,202
Gross profit margin	39.3%	33.5%	36.6%	40.6%	32.4%	36.9%
Percentage of total gross profit	56.5%	43.5%	100.0%	60.7%	39.3%	100.0%

	Nine Months Ended September 30,
	2011			2010

	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$246,028	$189,747	$435,775	$214,750	$157,981	$372,731
Gross profit on disposition	$97,859	$67,201	$165,060	$86,106	$52,467	$138,573
Gross profit margin	39.8%	35.4%	37.9%	40.1%	33.2%	37.2%
Percentage of total gross profit	59.3%	40.7%	100.0%	62.1%	37.9%	100.0%

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million at September 30, 2011 and 2010 (dollars in thousands).

	2011		2010
Balance at September 30,	Amount	%	Amount	%

Jewelry - held for one year or less	$99,383	63.1	$77,729	64.3
Other merchandise - held for one year or less	52,687	33.4	37,215	30.7
Total merchandise held for one year or less	152,070	96.5	114,944	95.0
Jewelry - held for more than one year	2,091	1.3	3,033	2.5
Other merchandise - held for more than one year	3,345	2.2	2,967	2.5
Total merchandise held for more than one year	5,436	3.5	6,000	5.0
Total merchandise held for disposition	$157,506	100.0	$120,944	100.0

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSUMER LOAN FINANCIAL AND OPERATING DATA
(in thousands, except where otherwise noted)

The following table sets forth consumer loan fees by channel and segment, adjusted for the deduction of the loan loss provision for the three months ended September 30, 2011 and 2010 (dollars in thousands):

	Three Months Ended September 30,
	2011			2010
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Short-term loans	$29,741	$117,084	$146,825	$29,129	$92,533	$121,662
Installment loans	2,936	13,220	16,156	121	2,965	3,086
MLOC	-	-	-	-	10,121	10,121
Consumer loan fees	$32,677	$130,304	$162,981	$29,250	$105,619	$134,869
Consumer loan loss provision	7,513	53,063	60,576	4,966	46,170	51,136
Consumer loan fees, net of loan loss provision	$25,164	$77,241	$102,405	$24,284	$59,449	$83,733

Year-over-year change - $	$880	$17,792	$18,672	$(145)	$23,359	$23,214
Year-over-year change - %	3.6%	29.9%	22.3%	0.6%	64.7%	38.4%
Consumer loan loss provision as a % of consumer loan fees	23.0%	40.7%	37.2%	17.0%	43.7%	37.9%

	Nine Months Ended September 30,
	2011			2010
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Short-term loans	$79,503	$304,153	$383,656	$83,450	$243,543	$326,993
Installment loans	6,329	28,537	34,866	126	6,489	6,615
MLOC	-	-	-	-	25,568	25,568
Consumer loan fees	$85,832	$332,690	$418,522	$83,576	$275,600	$359,176
Consumer loan loss provision	15,452	129,753	145,205	12,971	116,992	129,963
Consumer loan fees, net of loan loss provision	$70,380	$202,937	$273,317	$70,605	$158,608	$229,213

Year-over-year change - $	$(225)	$44,329	$44,104	$576	$57,160	$57,736
Year-over-year change - %	(0.3)%	27.9%	19.2%	0.8%	56.3%	33.7%
Consumer loan loss provision as a % of consumer loan fees	18.0%	39.0%	34.7%	15.5%	42.4%	36.2%

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”) in the United States, the Company has provided combined consumer loans and combined consumer loans written, which are non-GAAP measures.  Combined consumer loans and combined consumer loans written include (i) consumer loans written by the Company, which are GAAP measures, (ii) consumer loans written by third-party lenders through the CSO program, which are non-GAAP measures and (iii) the Company's participation interests in consumer loans written by a third-party lender’s micro line of credit (“MLOC”) product, which are GAAP measures.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Combined consumer loan loss provision as a % of combined consumer loans written(a)	7.4%	6.2%	6.7%	5.9%
Charge-offs (net of recoveries) as a % of combined consumer loans written(a)	6.1%	5.2%	6.3%	5.1%
Combined consumer loan loss provision as a % of consumer loan fees(a)	37.2%	37.9%	34.7%	36.2%

(a) Non-GAAP measure.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSUMER LOAN FINANCIAL AND OPERATING DATA
(in thousands, except where otherwise noted)

Management believes these measures are useful in evaluating the consumer loan portfolio on an aggregate basis, including its evaluation of the loss provision for the Company-owned portfolio and third-party lender-owned portfolios that the Company guarantees. The following table summarizes selected data related to the Company’s consumer loan activities as of September 30, 2011 and 2010 and for the three and nine months ended September 30, 2011 and 2010.

	As of September 30,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)
Ending consumer loan balances:
Retail Services
Short-term loans	$48,891	$8,644	$57,535	$45,700	$9,401	$55,101
Installment loans	8,484	6,218	14,702	1,174	1,024	2,198
Total Retail Services, gross	57,375	14,862	72,237	46,874	10,425	57,299
E-Commerce
Domestic
Short-term loans	51,829	33,514	85,343	52,707	36,673	89,380
Installment loans	19,856	-	19,856	5,856	-	5,856
MLOC	-	-	-	21,196	-	21,196
Total Domestic, gross	71,685	33,514	105,199	79,759	36,673	116,432

Foreign
Short-term loans	86,987	2,842	89,829	48,313	1,318	49,631
Installment loans	22,930	-	22,930	120	-	120
Total Foreign, gross	109,917	2,842	112,759	48,433	1,318	49,751
Total E-Commerce, gross	181,602	36,356	217,958	128,192	37,991	166,183

Total ending loan balance, gross	238,977	51,218	290,195	175,066	48,416	223,482
Less: Allowance and liabilities for losses	(47,335)	(2,487)	(49,822)	(45,586)	(2,790)	(48,376)
Total ending loan balance, net	$191,642	$48,731	$240,373	$129,480	$45,626	$175,106

(a) GAAP measure.
(b) Except for allowance and liability for losses, amounts represent non-GAAP measures.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSUMER LOAN FINANCIAL AND OPERATING DATA
(in thousands, except where otherwise noted)

	Three Months Ended September 30,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)
Amount of consumer loans written:
Retail Services
Short-term loans	$196,771	$45,915	$242,686	$181,384	$51,871	$233,255
Installment loans	1,601	5,126	6,727	267	1,576	1,843
Total Retail Services	198,372	51,041	249,413	181,651	53,447	235,098
E-Commerce
Domestic
Short-term loans	109,909	180,890	290,799	118,646	229,212	347,858
Installment loans	15,223	-	15,223	5,994	-	5,994
MLOC	-	-	-	107,345	-	107,345
Total Domestic	125,132	180,890	306,022	231,985	229,212	461,197

Foreign
Short-term loans	231,310	15,410	246,720	119,543	6,608	126,151
Installment loans	15,844	-	15,844	119	-	119
Total Foreign	247,154	15,410	262,564	119,662	6,608	126,270
Total E-Commerce	372,286	196,300	568,586	351,647	235,820	587,467

Total amount of consumer loans written	$570,658	$247,341	$817,999	$533,298	$289,267	$822,565

Number of consumer loans written:
Retail Services
Short-term loans	423,380	81,771	505,151	417,507	89,742	507,249
Installment loans	1,554	977	2,531	759	293	1,052
Total Retail Services	424,934	82,748	507,682	418,266	90,035	508,301
E-Commerce
Domestic
Short-term loans	342,634	258,705	601,339	336,578	337,272	673,850
Installment loans	11,799	-	11,799	9,213	-	9,213
MLOC	-	-	-	530,400	-	530,400
Total Domestic	354,433	258,705	613,138	876,191	337,272	1,213,463

Foreign
Short-term loans	433,216	22,251	455,467	238,190	13,809	251,999
Installment loans	13,967	-	13,967	133	-	133
Total Foreign	447,183	22,251	469,434	238,323	13,809	252,132
Total E-Commerce	801,616	280,956	1,082,572	1,114,514	351,081	1,465,595

Total number of consumer loans written	1,226,550	363,704	1,590,254	1,532,780	441,116	1,973,896

(a) GAAP measure.
(b) Non-GAAP measure.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSUMER LOAN FINANCIAL AND OPERATING DATA
(in thousands, except where otherwise noted)

	Nine Months Ended September 30,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)
Amount of consumer loans written:
Retail Services
Short-term loans	$534,182	$128,431	$662,613	$510,759	$148,088	$658,847
Installment loans	6,580	10,193	16,773	267	1,793	2,060
Total Retail Services	540,762	138,624	679,386	511,026	149,881	660,907
E-Commerce
Domestic
Short-term loans	315,472	491,424	806,896	336,201	597,391	933,592
Installment loans	28,262	-	28,262	13,187	-	13,187
MLOC	-	-	-	274,234	-	274,234
Total Domestic	343,734	491,424	835,158	623,622	597,391	1,221,013

Foreign
Short-term loans	568,507	40,476	608,983	288,297	16,166	304,463
Installment loans	36,797	-	36,797	119	-	119
Total Foreign	605,304	40,476	645,780	288,416	16,166	304,582
Total E-Commerce	949,038	531,900	1,480,938	912,038	613,557	1,525,595

Total amount of consumer loans written	$1,489,800	$670,524	$2,160,324	$1,423,064	$763,438	$2,186,502

Number of consumer loans written:
Retail Services
Short-term loans	1,155,859	226,068	1,381,927	1,172,012	257,384	1,429,396
Installment loans	5,101	2,039	7,140	759	324	1,083
Total Retail Services	1,160,960	228,107	1,389,067	1,172,771	257,708	1,430,479
E-Commerce
Domestic
Short-term loans	957,228	693,814	1,651,042	931,268	863,570	1,794,838
Installment loans	24,630	-	24,630	21,655	-	21,655
MLOC	-	-	-	1,378,959	-	1,378,959
Total Domestic	981,858	693,814	1,675,672	2,331,882	863,570	3,195,452

Foreign
Short-term loans	1,077,980	61,340	1,139,320	593,503	37,014	630,517
Installment loans	32,185	-	32,185	133	-	133
Total Foreign	1,110,165	61,340	1,171,505	593,636	37,014	630,650
Total E-Commerce	2,092,023	755,154	2,847,177	2,925,518	900,584	3,826,102

Total number of consumer loans written	3,252,983	983,261	4,236,244	4,098,289	1,158,292	5,256,581

(a) GAAP measure.
(b) Non-GAAP measure.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
(in thousands)

The Company allocates corporate administrative expenses to each operating segment based on personnel expenses at each segment. In the e-commerce segment, certain administrative expenses are allocated between the domestic and foreign components based on the amount of loans written for each geographic location. For comparison purposes, all prior periods in the tables below reflect the current classification of administrative and operating expenses.

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Three Months Ended September 30, 2011
Revenue
Pawn loan fees and service charges	$69,025	$8,028	$77,053	$-	$-	$-	$77,053
Proceeds from disposition of merchandise	144,820	-	144,820	1	-	1	144,821
Consumer loan fees	32,677	-	32,677	67,320	62,984	130,304	162,981
Other	2,679	16	2,695	49	294	343	3,038
Total revenue	249,201	8,044	257,245	67,370	63,278	130,648	387,893
Disposed merchandise	91,863	-	91,863	-	-	-	91,863
Consumer loan loss provision	7,513	-	7,513	25,472	27,591	53,063	60,576
Total cost of revenue	99,376	-	99,376	25,472	27,591	53,063	152,439

Net revenue	149,825	8,044	157,869	41,898	35,687	77,585	235,454
Expenses
Operations	84,593	5,389	89,982	17,953	16,587	34,540	124,522
Administration	12,204	2,749	14,953	9,809	8,155	17,964	32,917
Depreciation and amortization	10,510	1,488	11,998	2,634	218	2,852	14,850
Total expenses	107,307	9,626	116,933	30,396	24,960	55,356	172,289
Income (loss) from operations	$42,518	$(1,582)	$40,936	$11,502	$10,727	$22,229	$63,165
As of September 30, 2011
Total assets	$1,017,223	$121,326	$1,138,549	$323,699	$115,905	$439,604	$1,578,153
Goodwill			$327,887			$210,282	$538,169

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Three Months Ended September 30, 2010
Revenue
Pawn loan fees and service charges	$56,638	$7,330	$63,968	$-	$-	$-	$63,968
Proceeds from disposition of merchandise	116,998	-	116,998	-	-	-	116,998
Consumer loan fees	29,250	-	29,250	77,720	27,899	105,619	134,869
Other	3,184	65	3,249	276	-	276	3,525
Total revenue	206,070	7,395	213,465	77,996	27,899	105,895	319,360
Disposed merchandise	73,796	-	73,796	-	-	-	73,796
Consumer loan loss provision	4,966	-	4,966	32,433	13,737	46,170	51,136
Total cost of revenue	78,762	-	78,762	32,433	13,737	46,170	124,932

Net revenue	127,308	7,395	134,703	45,563	14,162	59,725	194,428
Expenses
Operations	73,515	4,078	77,593	19,707	8,509	28,216	105,809
Administration	11,189	2,132	13,321	11,732	2,785	14,517	27,838
Depreciation and amortization	7,041	1,307	8,348	2,004	70	2,074	10,422
Total expenses	91,745	7,517	99,262	33,443	11,364	44,807	144,069
Income (loss) from operations	$35,563	$(122)	$35,441	$12,120	$2,798	$14,918	$50,359
As of September 30, 2010
Total assets	$844,756	$121,271	$966,027	$343,870	$53,653	$397,523	$1,363,550
Goodwill			$305,063			$210,282	$515,345

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
(in thousands)

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Nine Months Ended September 30, 2011
Revenue
Pawn loan fees and service charges	$190,409	$21,881	$212,290	$-	$-	$-	$212,290
Proceeds from disposition of merchandise	435,745	-	435,745	30	-	30	435,775
Consumer loan fees	85,832	-	85,832	181,243	151,447	332,690	418,522
Other	9,248	292	9,540	392	831	1,223	10,763
Total revenue	721,234	22,173	743,407	181,665	152,278	333,943	1,077,350
Disposed merchandise	270,692	-	270,692	23	-	23	270,715
Consumer loan loss provision	15,452	-	15,452	59,134	70,619	129,753	145,205
Total cost of revenue	286,144	-	286,144	59,157	70,619	129,776	415,920

Net revenue	435,090	22,173	457,263	122,508	81,659	204,167	661,430
Expenses
Operations	247,337	17,632	264,969	45,164	42,866	88,030	352,999
Administration	38,198	7,703	45,901	27,490	19,223	46,713	92,614
Depreciation and amortization	26,567	4,459	31,026	7,956	618	8,574	39,600
Total expenses	312,102	29,794	341,896	80,610	62,707	143,317	485,213
Income (loss) from operations	$122,988	$(7,621)	$115,367	$41,898	$18,952	$60,850	$176,217

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Nine Months Ended September 30, 2010
Revenue
Pawn loan fees and service charges	$158,580	$23,176	$181,756	$-	$-	$-	$181,756
Proceeds from disposition of merchandise	372,731	-	372,731	-	-	-	372,731
Consumer loan fees	83,576	-	83,576	207,631	67,969	275,600	359,176
Other	9,907	139	10,046	794	-	794	10,840
Total revenue	624,794	23,315	648,109	208,425	67,969	276,394	924,503
Disposed merchandise	234,158	-	234,158	-	-	-	234,158
Consumer loan loss provision	12,971	-	12,971	85,312	31,680	116,992	129,963
Total cost of revenue	247,129	-	247,129	85,312	31,680	116,992	364,121

Net revenue	377,665	23,315	400,980	123,113	36,289	159,402	560,382
Expenses
Operations	219,568	12,486	232,054	50,120	22,085	72,205	304,259
Administration	34,571	6,305	40,876	28,932	9,024	37,956	78,832
Depreciation and amortization	21,539	3,681	25,220	5,935	200	6,135	31,355
Total expenses	275,678	22,472	298,150	84,987	31,309	116,296	414,446
Income from operations	$101,987	$843	$102,830	$38,126	$4,980	$43,106	$145,936

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
LOCATION INFORMATION

Retail Services Segment

The following table sets forth the number of domestic and foreign locations in the Company’s retail services segment offering pawn lending, consumer lending, and other services as of September 30, 2011 and 2010. The Company’s domestic retail services locations operate under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” “Cashland,” “Maxit,” “Pawn X-Change” and “Mr. Payroll.”  (Maxit and Pawn X-Change were acquired in October 2010.) The Company’s foreign retail services locations (of which the Company is a majority owner) operate under the name “Prenda Fácil.”

	As of September 30,
	2011			2010
	Domestic(a)(b)	Foreign(a)	Total	Domestic	Foreign	Total
Retail services locations offering:
Both pawn and consumer lending	571	-	571	569	-	569
Pawn lending only	125	186	311	77	202	279
Consumer lending only	86	-	86	89	-	89
Other (c)	115	-	115	125	-	125
Total retail services	897	186	1,083	860	202	1,062
(a) Except as described in (c) below, includes locations that operate in 23 and 28 states in the United States and 21 states in Mexico, as of September 30, 2011 and 2010, respectively.
(b) Includes eight and nine unconsolidated franchised locations operating under the name “Cash America Pawn” as of September 30, 2011 and 2010, respectively.
(c) As of September 30, 2011 and 2010, includes six and five consolidated Company-owned check cashing locations, respectively, and 109 and 120 unconsolidated franchised check cashing locations, respectively. As of September 30, 2011, includes locations that operate in 18 states in the United States.

E-Commerce Segment

As of September 30, 2011, the Company’s e-commerce operating segment offers consumer loans to customers over the Internet:

  in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk and http://www.poundstopocket.co.uk, in Australia at http://www.dollarsdirect.com.au, and
  in Canada at http://www.dollarsdirect.ca.

The e-commerce segment also includes the Company’s MLOC services channel, which processed MLOC advances on behalf of a third-party lender and had a participation interest in MLOC receivables during most of 2010. In the past, the MLOC services channel generated its earnings through loan processing services the Company provided for a third-party lender, as well as from fees generated from participation interests in receivables the Company acquired. This program ended in October 2010 because the third-party lender discontinued offering MLOC advances. The Company intends to continue pursuing the development of new MLOC opportunities during 2011 and future periods.

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”), the Company provides historical non-GAAP financial information. Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with the Company’s GAAP results, provide a more complete understanding of factors and trends affecting the Company’s business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the non-GAAP information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
ADJUSTED EARNINGS PER SHARE

Adjusted Earnings Per Share

In addition to reporting financial results in accordance with GAAP, the Company has provided adjusted earnings and adjusted earnings per share, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted earnings and adjusted earnings per share, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The following table provides reconciliation between net income attributable to the Company and diluted earnings per share calculated in accordance with GAAP to adjusted earnings and adjusted earnings per share, respectively (dollars in thousands, except per share data):

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2011		2010		2011		2010
	$	Per Share	$	Per Share	$	Per Share	$	Per Share

Net income attributable to Cash America International, Inc.	$34,777	$1.08	$27,908	$0.90	$98,136	$3.07	$80,830	$2.56

Adjustments:
Intangible asset amortization, net of tax	939	0.03	643	0.02	3,024	0.09	2,060	0.07
Non-cash equity-based compensation, net of tax	842	0.03	594	0.02	2,448	0.08	1,774	0.06
Convertible debt non-cash interest and issuance cost amortization, net of tax	559	0.02	515	0.01	1,650	0.05	1,543	0.04
Foreign exchange loss (gain), net of tax	483	0.01	(45)	-	658	0.02	62	-
Adjusted earnings	$37,600	$1.17	$29,615	$0.95	$105,916	$3.31	$86,269	$2.73

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
ADJUSTED EBITDA

Adjusted EBITDA

The table below shows adjusted EBITDA, a non-GAAP measure that is defined as earnings before depreciation, amortization, interest, foreign currency transaction gains or losses, equity in earnings or loss of unconsolidated subsidiary, taxes and net income or loss attributable to the noncontrolling interest. Management believes adjusted EBITDA is used by investors to analyze operating performance and evaluate the Company’s ability to incur and service debt and its capacity for making capital expenditures. In addition, adjusted EBITDA is also useful to investors to help assess the Company’s liquidity and estimated enterprise value. The computation of adjusted EBITDA as presented below may differ from the computation of similarly-titled measures provided by other companies (dollars in thousands):

	Trailing 12 Months Ended
	September 30,
	2011	2010
Net Income attributable to Cash America International Inc.	$132,841	$114,513

Adjustments:
Depreciation and amortization expenses	52,172	41,991
Interest expense, net	24,078	21,403
Foreign currency transaction loss	1,421	239
Equity in loss of unconsolidated subsidiary	145	61
Provision for income taxes	79,401	68,193
Net (loss) income attributable to the noncontrolling interest	(479)	71
Adjusted EBITDA	$289,579	$246,471

Adjusted EBITDA margin calculated as follows:

Total revenue	$1,446,181	$1,248,200

Adjusted EBITDA	289,579	246,471

Adjusted EBITDA as a percentage of total revenue	20.0%	19.7%

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100